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                                                                    Exhibit 23.1



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation of our report included in this Amendment to Form 10-K/A into the Company's previously filed Registration Statement on Form S-8, File Nos. 33-67816 and 33-91774.


                                                /s/ Arthur Andersen LLP
                                                -----------------------
                                                Arthur Andersen LLP



Cleveland, Ohio
November 27, 1996